Exhibit 10.2
EXECUTION VERSION
AMENDMENT NO. 6 TO REVOLVING DIP CREDIT AGREEMENT
     This AMENDMENT NO. 6, dated as of June 23, 2008 (this “Amendment”), is entered into by and among DURA OPERATING CORP., a Delaware corporation, a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code (the “Company”), DURA AUTOMOTIVE SYSTEMS, INC., a Delaware corporation, a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code (“Holdings”), certain SUBSIDIARIES OF HOLDINGS AND COMPANY, each a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, as Guarantors, the lenders from time to time party to the Revolving DIP Credit Agreement (as defined below) (the “Lenders”), GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent (together with its permitted successors in such capacity, the “Administrative Agent”) and as Collateral Agent, and BARCLAYS CAPITAL, the investment banking division of Barclays Bank PLC, as Joint Lead Arranger and Documentation Agent, and BANK OF AMERICA, N.A., as Issuing Bank.
RECITALS:
     WHEREAS, the Company, Holdings, the Lenders, the Administrative Agent and the other parties thereto have entered into that certain Senior Secured Super-Priority Debtor in Possession Revolving Credit and Guaranty Agreement, dated as of November 30, 2006 (as amended hereby and as further amended, modified or restated from time to time, the “Revolving DIP Credit Agreement”). Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Revolving DIP Credit Agreement; and
     WHEREAS, the Company desires to amend the Revolving DIP Credit Agreement as and to the extent set forth herein; and
     WHEREAS, the Administrative Agent and the Lenders have agreed, subject to the limitations and conditions set forth herein, to amend or otherwise modify the Revolving DIP Credit Agreement as set forth herein.
     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1. AMENDMENT. Section 6.1(l) of the Revolving DIP Credit Agreement is amended by deleting the dollar figure “$20,000,000” and replacing it with “€74,000,000”.
SECTION 2. CONDITION PRECEDENT TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction, or waiver, of the following condition:
     (a) the Administrative Agent shall have received this Amendment, duly executed by each of the Credit Parties, the Administrative Agent and Requisite Lenders;
SECTION 3. MISCELLANEOUS
     (a) Binding Effect. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Lenders.

     (b) Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
     (c) Reference to Revolving DIP Credit Agreement. On and after the Effective Date, each reference in the Revolving DIP Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Revolving DIP Credit Agreement, and each reference in the other Credit Documents to the “Revolving DIP Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Revolving DIP Credit Agreement shall mean and be a reference to the Revolving DIP Credit Agreement as amended by this Amendment.
     (d) Effect on Credit Agreement. Except as specifically amended by this Amendment, the Revolving DIP Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.
     (e) Execution. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Revolving DIP Credit Agreement or any of the other Credit Documents.
     (f) Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
     (g) APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OTHER THAN THOSE OF THE STATE OF NEW YORK.
     (h) Counterparts; Telecopied Signatures. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Any signature delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.
     (i) Credit Document. This Amendment is a Credit Document.
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2

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.
DURA AUTOMOTIVE SYSTEMS, INC.
DURA OPERATING CORP.
DURA SPICEBRIGHT, INC.
ADWEST ELECTRONICS, INC.
ATWOOD AUTOMOTIVE, INC.
ATWOOD MOBILE PRODUCTS, INC.
CREATION GROUP HOLDINGS, INC
CREATION GROUP, INC.
CREATION GROUP TRANSPORTATION, INC.
CREATION WINDOWS, INC.
DURA AUTOMOTIVE SYSTEMS CABLE OPERATIONS, INC.
DURA AUTOMOTIVE SYSTEMS OF INDIANA, INC.
DURA GLOBAL TECHNOLOGIES, INC.
KEMBERLY, INC.
MARK I MOLDED PLASTICS OF TENNESSEE, INC.
SPEC-TEMP., INC.
UNIVERSAL TOOL & STAMPING COMPANY, INC.

By:
Name:
Title:
[ SIGNATURE PAGE TO AMENDMENT No. 6]

DURA SHIFTER L.L.C.

By: DURA OPERATING CORP.,
Its: SOLE MEMBER

By:
Name:
Title:

DURA AIRCRAFT OPERATING COMPANY, LLC

By: DURA OPERATING CORP.,
Its: SOLE MEMBER

By:

Name:
Title:

DURA BRAKE SYSTEMS, L.L.C.

By: DURA OPERATING CORP.,
Its: SOLE MEMBER

By:

Name:
Title:

DURA CABLES NORTH LLC

By: ATWOOD AUTOMOTIVE, INC.,
Its: SOLE MEMBER

By:
Name:
Title:
[ SIGNATURE PAGE TO AMENDMENT No. 6]

DURA CABLES SOUTH LLC

By: ATWOOD AUTOMOTIVE, INC.,
Its: SOLE MEMBER

By:
Name:
Title:

DURA FREMONT L.L.C.
DURA GLADWIN L.L.C.
DURA MANCELONA L.L.C.
DURA SERVICES L.L.C.

By:
Name:
Title:

CREATION WINDOWS, LLC
KEMBERLY, LLC

By:
Name:
Title:

DURA G.P.

By: DURA OPERATING CORP.,
Its: MANAGING GENERAL PARTNER

By:
Name:
Title:
[ SIGNATURE PAGE TO AMENDMENT No. 6]

TRIDENT AUTOMOTIVE, L.P.

By: TRIDENT AUTOMOTIVE LIMITED,
Its: GENERAL PARTNER

By:
Name:
Title:

TRIDENT AUTOMOTIVE, L.L.C.

By: TRIDENT AUTOMOTIVE CANADA, CO.,
Its: MANAGING MEMBER

By:
Name:
Title:

PATENT LICENSING CLEARINGHOUSE L.L.C.

By: MARK I MOLDED PLASTICS OF TENNESSEE, INC.,
Its: SOLE MEMBER

By:
Name:
Title:
[ SIGNATURE PAGE TO AMENDMENT No. 6]

GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent, Collateral Agent, and a Lender
By:
Name:
Title:

[ SIGNATURE PAGE TO AMENDMENT No. 6]

BARCLAYS BANK PLC, as a Lender under the Revolving DIP Credit Agreement
By:
Name:
Title:
[ SIGNATURE PAGE TO AMENDMENT No. 6]

GE BUSINESS FINANCIAL SERVICES INC. as a Lender under the Revolving DIP Credit Agreement
By:
Name:
Title:

[ SIGNATURE PAGE TO AMENDMENT No. 6]

BANK OF AMERICA, N.A., as a Lender under the Revolving DIP Credit Agreement
By:
Name:
Title:

[ SIGNATURE PAGE TO AMENDMENT No. 6]

WACHOVIA BANK, NATIONAL ASSOCIATION as a Lender under the Revolving DIP Credit Agreement
By:
Name:
Title:

[ SIGNATURE PAGE TO AMENDMENT No. 6]